                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[_]   Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

 X    Definitive Information Statement

                                 Mirenco, Inc.
--------------------------------------------------------------------------------
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

      X   No fee required

     [_]  Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     (5)  Total fee paid:
          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     (3)  Filing Party:
          ----------------------------------------------------------------------

     (4)  Date Filed

                                  MIRENCO, INC.

                                    NOTICE OF

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 24, 2002

To the Shareholders:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Mirenco, Inc., an Iowa company (the "Company"), will be held at Ames Auditorium, 615 Clark, Ames, Iowa 50010-6137, on August 24, 2002 from 9:00 to 10:00 a.m. for the following purposes:

     1. To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

     2. To reappoint Grant Thornton LLP as the Company's certified public accountants for its fiscal year ending December 31, 2002; and

     3. To transact any and all other business that may properly come before the Meeting.

     All shareholders of record at the close of business on July 5, 2002 are entitled to notice of this meeting.

     The Company's audited financial statements for the year ended December 31, 2001, together with certain other information concerning the Company, are included in the exhibits to this notice.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                       By order of the Board of Directors,

                                         /s/ Dwayne Fosseen
                                         ------------------
                                          Dwayne Fosseen

                      Chief Executive Officer and Chairman

July 19, 2002

                              INFORMATION STATEMENT

                                Table of Contents

                                                                           PAGE
INTRODUCTION ............................................................    1

PROPOSAL 1 -- ELECTION OF DIRECTORS .....................................    2

PROPOSAL 2 - REAPPOINT CERTIFIED PUBLIC ACCOUNTANTS .....................    4

EXECUTIVE COMPENSATION ..................................................    5

OPTION/SAR GRANTS IN LAST FISCAL YEAR ...................................    5

DIRECTORS' COMPENSATION .................................................    6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT ..............................................................    7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .................    8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ..........................    8

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES .................    9

AUDIT FEES ..............................................................    9

OTHER MATTERS ...........................................................   10

                                  INTRODUCTION

     This Information Statement, dated July 19, 2002, is furnished in connection with the 2002 Annual Meeting of Shareholders of Mirenco, Inc. (the "Company"), to be held at the Ames Auditorium, on August 24, 2002 from 9:00 to 10:00 a.m., and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the notice of such meeting.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

     This Information Statement was mailed to shareholders on or about July 19, 2002.

     The complete mailing address of the Company's principal executive office is P.O. Box 343, Radcliffe, Iowa 50230 (telephone: 1-800-423-9903).

     Only shareholders of record at the close of business on July 5, 2002 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

                CLASS            SHARES OUTSTANDING          VOTING
                -----            ------------------          ------
            Common Shares            13,284,687            13,284,687

         Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Iowa (in which the Company is incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As to Proposals 1 and 2, an abstention or broker non-vote has the same effect as a vote against the proposal.

     Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Annual Meeting.

     At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at such Annual Meeting.

     On April 1, 2002 the Company filed an Annual Report on Form 10-KSB for the year ended December 31, 2001 (the "Annual Report"). The audited financial statements for the years ended December 31, 2001 and 2000 along with certain other information from that Annual Report are included herein as exhibits. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

             This Information Statement, including the Exhibits hereto, contains statements which should be considered "forward-looking statements," meaning they refer to possible future events or conditions. Such statements are generally identifiable by the words such as "plan," "expect," "estimate," "budget" or similar words. THE ACHIEVEMENT OF CERTAIN RESULTS OR OTHER EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT EXPECT OR INTEND TO ISSUE ANY UPDATES OR REVISIONS TO THOSE FORWARD-LOOKING STATEMENTS IF OR WHEN ITS EXPECTATIONS, OR EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH SUCH STATEMENTS ARE BASED OCCUR.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Iowa (in which the Company is incorporated), the election of directors requires the affirmative vote of a majority of the shares represented at the Annual Meeting. The holders of the Company's common stock will vote as a single class on Proposal 1. Dwayne Fosseen intends to vote in favor of this proposal. Mr. Fosseen owns more than 68% of the company's outstanding shares. Accordingly, Proposal 1 will be approved even if all other shares currently outstanding that are not held by Mr. Fosseen vote against the proposal. The name and biography of each nominee are set forth below under "Nominees."

     The Company's Board of Directors is responsible for the affairs of the Company. The Board of Directors' has established Compensation and Audit Committees. Directors Jerrold Handsaker and Don Williams make up the membership of both the Compensation and Audit Committees. The Compensation Committee, which met once during the fiscal year ended December 31, 2001, establishes the corporate officers' salary levels. The Audit Committee, which also met once during the fiscal year ended December 31, 2001, evaluates, selects and recommends to the Company's Board of Directors the audit firm to be used by the Corporation. All other functions are carried out by the Board collectively.

Nominees

     It is intended that five directors be elected to hold office until the 2003 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and it is anticipated that the nominees will be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company.

         The nominees are currently directors of the Company.

--------------------------------------------------------------------------------------------------------
        Name           Age            Position with the Company                     Director Since
        ----           ---            -------------------------                     --------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Dwayne Fosseen         56    Chief Executive Officer, Chairman of the Board of     February 21, 1997
                             Directors and Treasurer
--------------------------------------------------------------------------------------------------------
J. Richard Relick      72    Chief Operating Officer, Director and Secretary       August 1, 1999
--------------------------------------------------------------------------------------------------------
Don D. Williams        68    Director                                              June 1, 1998
--------------------------------------------------------------------------------------------------------
Jerrold Handsaker      52    Director                                              June 1, 1998
--------------------------------------------------------------------------------------------------------
Greg DeJong            48    Director                                              September 26, 2001
--------------------------------------------------------------------------------------------------------

     Dwayne L. Fosseen, born in 1946, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and Principal (controlling) Shareholder. Mr. Fosseen's inventiveness and ingenuity have led to seven patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National BioDiesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc.

     J. Richard Relick, born in 1929, Chief Operating Officer, graduated from Dickinson College, Carlisle, Pennsylvania, in 1951 with a degree in economics and has a 1963 associate degree in management from Northeastern University, Boston, Massachusetts. Mr. Relick has extensive management background in the introduction of new technology, having launched two new companies, one in the environmental area and another in biotechnology. Mr. Relick was a Group Vice President of Eco-Labs, a Fortune 500 company, and, as President of Ventron Europe, formed a new company in Brussels, Belgium to serve the world chemical and pharmaceutical markets. Mr. Relick served as a captain in the Marine Corps. Mr. Relick currently serves as director of Certech Corporation, a manufacturer of reusable oil filters, and Northern Probiotics, a producer of Antibiotic Replacement Therapy for humans and animals.

     Don D. Williams, born in 1934, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

     Jerrold Handsaker, born in 1950, practiced general business law in Iowa for 22 years and was admitted to practice in all Iowa Courts, U.S. District Courts in Northern and Southern Iowa, the U.S. Tax Court and the U.S. Supreme Court. He holds two U.S. patents and is presently President and CEO of Innovative Lighting, Inc., a Roland, Iowa manufacturing company that manufactures and markets products to the worldwide marine and RV industries. He is a member of the Iowa State Bar Association, the National Marine Manufacturer's Association and the American Boat and Yacht Council. Mr. Handsaker received his undergraduate degree from Iowa State University in 1972 and his juris doctorate degree from Drake University in 1975. Mr. Handsaker has been a director of Mirenco since June 1, 1998.

     Greg DeJong, age 48, joined Mirenco, Inc.'s board of directors in September, 2001. As former vice-president and current president/owner of DeJong Manufacturing, Inc. in New Sharon, Iowa, he has spent the last 6 years in this sheet metal fabricating business, which provides finished assemblies for original equipment manufacturers. During the 20 years prior, Mr. DeJong owned and operated an agricultural fertilizer/chemical business in the New Sharon area, and earlier in his career, Mr. DeJong managed a family farming/livestock business.

     The Board of Directors held eight meetings during the fiscal year ended December 31, 2001. Since he was not elected until August 18, 2001 at the 2001 annual meeting of shareholders, Greg DeJong attended just three of the eight board meetings during fiscal 2001, or 38%.

Executive Officers

     The current executive officers of the Company are as follows:

-------------------------------------------------------------------------------------------------
        Name             Age                  Position with the Company
        ----             ---                  -------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Dwayne Fosseen           56    Chief Executive Officer, Chairman of the Board of Directors and
                               Treasurer
-------------------------------------------------------------------------------------------------
J. Richard Relick        72    Chief Operating Officer, Director and Secretary
-------------------------------------------------------------------------------------------------
Debbie L. Pickard        40    Chief Financial Officer
-------------------------------------------------------------------------------------------------

     Each corporate officer was elected to hold office until he resigns or is removed by the Board of Directors.

     For a biography of Dwayne Fosseen and J. Richard Relick, see "Nominees" above. Debbie L. Pickard, age 40, became employed as Chief Financial Officer of Mirenco, Inc. in January, 2002, after serving as an independent self-employed consultant to the Company's accounting department for nearly two years. Prior to 1999, Ms. Pickard served in the role of controller for two separate Midwest companies, and as the Business Office Manager in charge of Patient Accounts in a small Iowa hospital. She was employed by KPMG Peat Marwick, an international CPA firm, as a staff accountant from 1984 to 1987. In 1984, she received a Bachelor of Science Degree with a major in Accounting from the University of Nebraska at Omaha, and she obtained her CPA certification in the same year.

                    PROPOSAL 2: REAPPOINTMENT OF ACCOUNTANTS

     The Company's board of directors, having declared its advisability, submits for shareholder approval a proposal to reappoint Grant Thornton, LLP as the Company's independent certified public accountants for the fiscal year ended December 31, 2002. Since representatives from Grant Thornton, LLP will not be attending the annual meeting of Mirenco, Inc. Shareholders on August 24, 2002, they will be unable to answer questions posed by shareholders at that time.

     Under the laws of the State of Iowa (in which the Company is incorporated), approval of the proposed reappointment requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Annual Meeting. Dwayne Fosseen intends to vote in favor of this Proposal. Accordingly, Proposal 2 will be approved even if all other shares currently outstanding that are not held by Mirenco, Inc. vote against the proposal.

                                 OTHER BUSINESS

     The Company does not know of any other business that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

                            SUPPLEMENTAL DISCLOSURES

Summary Executive Compensation

     The table below sets forth a summary of the compensation earned by our named chief executive officer for 2001, 2000, and 1999.

                           Summary Compensation Table

            Annual Compensation                                      Long-Term Compensation Awards

                                                    Bonus                      Securities   Long-Term
          Name and          Fiscal                and Other      Restricted    Underlying   Incentive      All other
     Principal Position      Year    Salary($)   Compensation   Stock Awards     Options      Plans      Compensation
     ------------------      ----    ---------   ------------   ------------     -------      -----      ------------
Dwayne Fosseen, CEO          2001     $79,375
                             2000     $75,000         0               0             0           0              0
                             1999     $35,596

Option/SAR Grants in Last Fiscal Year

     There were no grants of stock options or stock appreciation rights made to any executive officers during the Company's latest completed fiscal year.

Aggregate Option Exercises and Fiscal Year-End Option Value

     There were no stock option exercises made by executive officers during the year ended December 31, 2001. Set forth in the table below is information, with respect to each Named Executive Officer, as to (a) the total number of unexercised options held on December 31, 2001, separately identified between those exercisable and those not exercisable; and (b) the aggregate value of in-the-money, unexercised options held on December 31, 2001, separately identified as those exercisable and those not exercisable.

                           2001 Year-End Option Value

                      Number of Securites Underlying
                          Unexercised Options at          Value of Unexercised
                            Fiscal Year-End (#)           In-The-Money Options
       Name           Exercisable/ Un-Exercisable (1)    at Fiscal Year-End ($)
-------------------------------------------------------------------------------

Dwayne Fosseen                      N/A                            N/A
J Richard Relick                100,000 / 0                      $0 / $0
Wayne Allison                175,000 / 105,000                   $0 / $0
Darrell R. Jolley            175,000 / 105,000                   $0 / $0

Compensation of Directors

There were no fees for attending meetings of the Board of Directors paid by the Company to its directors during the fiscal year ended December 31, 2001.

                   [Balance of page left intentionally blank.]

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the individuals serving on the Board of Directors, the Company's executive officers and significant employees, and information with respect to the number of shares of the Company's common stock beneficially owned by each of them directly or indirectly, as of June 30, 2002. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or revest title in himself or herself at once or at some future time.

  Name, Position and Address                        Amount Beneficially        Percent
  of Beneficial Owner                                      Owned              of Class
  -------------------                                      -----              --------
      Dwayne Fosseen, Director, Chairman                9,047,900  (a)          68.5%
      Of the Board and Chief Executive Officer
      206 May Street
      Radcliffe, IA 50230

      Don Williams, Director                              347,800                2.6%
      206 May Street
      Radcliffe, IA 50230

      Jerrold Handsaker, Director                          43,030                  3%
      206 May Street
      Radcliffe, IA 50230

      J Richard Relick, Director and Chief                100,400  (b)             8%
      Operating Officer
      206 May Street
      Radcliffe, IA 50230

      Greg DeJong, Director                                20,000                  2%
      206 May Street
      Radcliffe, IA 50230

      Debbie L. Pickard, Chief Financial                      200                0.0%
      Officer
      206 May Street
      Radcliffe, IA 50230

      All Directors and Officers as a Group             9,559,330  (c)          71.9%
      (6 persons)

 (a) Dwayne Fosseen's beneficial ownership includes 3,200 shares owned by family members in his household and 36,000 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options owned by his spouse.

 (b) J. Richard Relick's beneficial ownership includes 100,000 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options.

 (c) The beneficial ownership of all directors and executive officers as a group includes 136,000 shares, which are acquirable within 60 days pursuant to the exercise of outstanding stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2001, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2001, the following table identifies any director, officer or beneficial owner of more than ten percent of the Company's common stock who failed to file on a timely basis, reports required by section 16(a) of the Exchange Act.

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                             Transactions
                                                                             Not reported            Known
                                                           Number of          On a timely         Failure to
Reporting Person                                         Late Reports            Basis               File
---------------------------------------------------------------------------------------------------------
Dwayne Fosseen, CEO, Board Chairman & Treasurer                2                   1                 None
JR Relick,, Chief Operating Officer                            1                   0                 None
Ira Wayne Allison, Former President                            1                   0                 None
Darrell R. Jolley, Former Chief Financial Officer              1                   0                 None
Don Williams, Director                                         1                   0                 None
Jerrold Handsaker, Director                                    1                   0                 None
Greg DeJong, Director                                          1                   0                 None
--------------------------------------------------------------------------------------------------------------

Certain Relationships and Related Transactions

     The Company purchased services from several entities with direct relationships to Dwayne Fosseen, the majority stockholder of the Company. Such payments totaled $49,885 and $32,260 for the years ended December 31, 2001 and 2000, respectively.

     The Company entered into a lease with its majority stockholder for the land on which the Company constructed a new facility. The lease provides the Company with a buyout option upon the death of the majority stockholder at the then unimproved fair market value. In the event the Company defaults on the payment of any taxes or insurance or to perform any other obligation under the lease, or voluntarily declares bankruptcy, any of which are not cured within ten days or other reasonable time, the majority stockholder, as landlord, may terminate the lease, requiring the Company to vacate.

     On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks from a company whose stockholders have controlling ownership in the Company for an initial price of $25,000. The patents and trademarks were recorded as a lump-sum purchase at the affiliate's carrying value, $9,800, at the date of purchase. The remaining $15,200 was recorded as a distribution to stockholders. Another payment per terms of the patent purchase agreement, $225,000, was paid in July 2000 and accounted for as a distribution to stockholders upon the completed sale of 1,000,000 shares of stock offered to the public. Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for 20 years, which began November 1, 1999. This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent. From January 1 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly. The Company paid royalty fees to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2001 and 2000 in the amounts of $2,334 and $3,304, respectively.

Report of the Board of Directors Regarding Audit Issues

     The Board of Directors has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001. The Board of Directors has also discussed with Grant Thornton LLP the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Grant Thornton LLP described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Grant Thornton LLP their independence. Based on the reviews and discussions described herein, the Board of Directors has included the audited financial statements referred to above as an exhibit to this information statement filed with the Securities and Exchange Commission.

Audit Fees

     The aggregate fees billed during the year ended December 31, 2001 for professional services rendered for the audit and review of (1) the Company's annual and quarterly financial statements and (2) the Company's registrations by Form SB-2 were $72,663.

                   [Balance of page left intentionally blank.]

                                  OTHER MATTERS

Form 10-KSB

     On April 1, 2002 the Company filed an Annual Report on Form 10-K for the year ended December 31, 2001 with the Securities and Exchange Commission. Part one of that report, including audited financial statements and other information are included in the exhibits to this Information Statement.

Proposals for 2003 Annual Meeting

     Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company's Annual Meeting in 2003 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to
J. Richard Relick, Secretary, Mirenco, Inc., PO Box 343, Radcliffe, Iowa 50230. The Company must receive a proposal by March 31, 2003 in order to consider it for inclusion in the Information Statement with respect to the 2003 annual meeting.

     In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to J. Richard Relick at the above address.

Changes in or Disagreements with Accountants

None.

Exhibits

     Other information required by Rule 14a-3(b)(1) to (13) which has been filed previously with the Securities and Exchange Commission on Forms 10-KSB or 10-QSB.

Exhibit No.                                                                                                      Page
-----------                                                                                                      ----
    1.         Audited Financial Statements for the fiscal year ended December 31, 2001 ........................  11
    2.         Management's Discussion and Analysis of Financial Condition and Results of
               Operations for the fiscal year ended December 31, 2001 ..........................................  32
    3.         Financial Statements for the three months ended March 31, 2002 ..................................  35
    4.         Management's Discussion and Analysis of Financial Condition and Results of
               Operations for the three months ended March 31, 2002 ............................................  43
    5.         Description of Business .........................................................................  47